Exhibit 99.1

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FOR IMMEDIATE RELEASE
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Date:    July 21,  2003                                           DREW
-----------------------------------------------          INDUSTRIES INCORPORATED
Contact: Leigh J. Abrams, President and CEO
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Phone:   (914) 428-9098 Fax:     (914) 428-4581
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E Mail:  Drew@drewindustries.com
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                           Drew Industries Announces

                         Second-Quarter Results Webcast

WHITE PLAINS, NY, July 21, 2003 -- Drew Industries Incorporated (AMEX: DW), a White Plains, NY-based manufacturer of components for the recreational vehicle and manufactured housing industries, will hold a conference call to discuss 2003 second-quarter results on Thursday, July 24, 2003, at 11:00 a.m. Eastern Time.

This call is being webcast live and can be accessed at Drew's Web site at www.drewindustries.com.

Participating in the conference call will be:

Leigh Abrams, President and CEO, Drew Industries
Fred Zinn, Executive VP and CFO, Drew Industries
David Webster, President, CEO and Chairman, Kinro, Inc.
Doug Lippert, Chairman, Lippert Components, Inc.

The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via the password-protected event management site, StreetEvents (www.streetevents.com).

About Drew Industries

Drew (www.drewindustries.com), through its wholly owned subsidiaries Kinro and Lippert Components, supplies a broad array of components for recreational vehicles and manufactured homes. Drew's products include windows, doors, chassis, chassis parts and slide-out systems for recreational vehicles, and windows and screens, chassis, and bath and shower units for manufactured homes.

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